Exhibit 10.24
10.24 Contract of Offering Technology Design, Key Equipments, Materials and
Technique Service for Effluent Disposal Project
Party A: Shandong Xiangrui Pharmacy Co., Ltd (the “Company”)
Party B: Park Environment Protection Technology (Shanghai) Co., Ltd
•	Main Content:
•	The contract is entered for Party A’s effluent disposal project.

•	Party A would be in charge of the whole management for the project’s construction.

•	Party B would be in charge of offering technology design, key equipments, materials and technique service.

•	The function test would be made by the parties together.
•	Party B Offering:
•	Technology design package;

•	Key equipments for the project;

•	Information & handbook of the technology design package;

•	Technique service on-the-spot
•	Contract Price
•	Party A would pay Party B RMB 17,900,000 as the sum of the service contract.

•	20% of the amount would be paid by Party A no longer than 15 days since the contract was signed.

•	10% of the amount would be paid by Party A in 2 weeks after the whole technology design package was delivered by Party B.

•	22.5% of the amount would be paid by Party A in 2 weeks after the first notice of sending equipments was send out by Party B.

•	17.5% of the amount would be paid by Party A in 2 weeks after the second notice of sending equipments was send out by Party B.

•	10% of the amount would be paid by Party A in 2 weeks after the third notice of sending equipments was send out by Party B.

•	5% of the amount would be paid by Party A before the starting of the IC reactor and after the IC reactor was installed by Party B.

•	5% of the amount would be paid by Party A before the starting of the ANAMMOX reactor and after the ANAMMOX reactor was installed by Party B.

•	5% of the amount would be paid by Party A in 2 weeks after the whole system was checked as qualified.
•	5% of the amount would be paid by Party A in 2 months when the quality assurance term was expired.

•	Delivery
•	Delivery Place: Party A’s project scene site.

•	Delivery of the technology design package: no longer than 30 days since the contract was signed.

•
Delivery of the key equipment: no longer than 90 days since the contract was signed for IC reactor, standpipe, and PLC system; no longer than 180 days since the contract was signed for ANAMMOX reactor; no longer than 240 days since the contract was signed for denitration sand filter.

•	Warranty and Breach of Contract
•	Party B promises that the technology is advanced and well-rounded and the equipments are new and well-qualified. Party B shall offering whole information of the technology.

•	Party B promises that their staffs are healthy, experienced and competent. Any lost caused by the mistakes made by Party B’s staff would be totally compensated by Party B.

•	Any defects of equipments or materials caused by Party B shall be remedied by Party B.

•	Party B should pay 0.5% of the amount of the delayed goods as penalty when the delay of good delivery was caused by Party B.

•	Party A should pay 0.5% of the amount of the delayed payment as penalty when the delay of payment was caused by Party B or the delay of good delivery was caused by Party A.

•	Party A is entitled to terminate the contract when the delay of good delivery caused by Party B is more than 8 weeks.

•	Party B is entitled to terminate the contract when the delay of payment caused by Party A is more than 8 weeks.
•	Function test
•	The function test should be completed no longer than 3 months since the biology project started.
•	Headlines of the articles omitted
•	Force Majeure

•	Confidential Clause

•	Dispute Settlement

•	Miscellaneous

•	Effectiveness

•	Validity

•	Attention